SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 15, 1998


                             A.I. RECEIVABLES CORP.
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      333-44653              13-3997594

 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
       of Incorporation)                                   Identification No.)



                                160 WATER STREET
                               NEW YORK, NY 10038
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 428-5500

ITEM 5.           OTHER EVENTS.

                  On May 15, 1998, distributions were made to the holders of the Series 1998-1 certificates (the "Certificates") issued from the AIC Premium Finance Loan Master Trust, pursuant to section
                  5.01 of the Amended and Restated Pooling and Servicing Agreement (the "PSA") dated as of April 14, 1998, among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee (as such section 5.01 is delineated in the Series 1998-1 supplement to the PSA).

                  In conjunction with such distributions, pursuant to section
                  3.04 of the PSA, the Servicer delivered to the Trustee and each rating agency which has rated the Certificates, a Monthly Servicer Report for the period from April 1, 1998 through April 30, 1998. A copy of such Monthly Servicer Report is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           Exhibit 99.1 Monthly Servicer Report for the period from April 1, 1998 through April 30, 1998

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         A.I. RECEIVABLES CORP.


                                         By:  /s/ Michael D. Vogen
                                              ----------------------
                                           Name:  Michael D. Vogen
                                           Title:  Treasurer


                                         AIC PREMIUM FINANCE LOAN MASTER
                                              TRUST

                                         By:      A.I. RECEIVABLES CORP.


                                                  By:  /s/ Michael D. Vogen
                                                       ----------------------
                                                    Name:  Michael D. Vogen
                                                    Title:  Treasurer

Date:  May 29, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

     99.1 Monthly Servicer Report for the period from April 1, 1998 through April 30, 1998

NYFS10...:\78\11278\0003\1978\FRM5218L.410